          LSB INDUSTRIES, INC.                                    Exhibit 11.1
                                                                  Page 1 of 6
       PRIMARY EARNINGS PER SHARE COMPUTATION

                                                             1995 quarter ended
                                                -------------------------------------------------
                                                March 31     June 30       Sept. 30       Dec. 31
                                                --------     -------       --------       -------

Shares for primary earnings per share:
  Weighted average shares:
    Common shares outstanding from
      beginning of period                     13,060,566    13,045,912    12,941,097    12,935,117
    Common shares issued on conversion
     of redeemable preferred stock;
     calculated on weighted average
     basis                                           180             -            10           440
    Common shares issued upon exercise
     of employee or director stock
     options; calculated on weighted
     average basis                                     -        96,692         3,326             -
    Purchases of treasury stock;
     calculated on weighted average
     basis                                       (13,950)     (146,176)       (3,826)      (18,536)
                                              ----------    ----------    ----------    ----------
                                              13,046,796    12,996,428    12,940,607    12,917,021
Common Stock equivalents:
  Shares issuable upon exercise of
    options and warrants (including
    the weighted average for shares
    subject to options and warrants
    granted during the period)                   823,140       817,448             -             -
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on average market price for
    the period)                                 (317,680)     (393,498)            -             -
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above
    on actual conversion                               -        63,520             -             -
                                              ----------    ----------    ----------    ----------
                                                 505,460       487,470             -             -
                                              ----------    ----------    ----------    ----------
                                              13,552,256    13,483,898    12,940,607    12,917,021
                                              ==========    ==========    ==========    ==========

Earnings (loss) for primary
  earnings (loss) per share:
    Net earnings (loss)                      $ 1,448,092   $ 1,502,431   $(1,800,236)  $(4,881,860)
    Dividends on cumulative
      preferred stocks                           (75,880)      (60,000)      (60,000)      (60,000)
    Dividends on Convertible,
     exchangeable Class C preferred
     stock (6.5% annually)                      (743,437)     (743,437)     (743,437)     (743,437)
                                              ----------    ----------    ----------    ----------

  Earnings (loss) applicable
   to common stock                           $   628,775   $   698,994   $(2,603,673)  $(5,685,297)
                                              ========== ========== ========== ==========

  Earnings (loss) per share                        $ .05         $ .05         $(.20)        $(.44)
                                                   =====         =====         =====          =====



                    LSB INDUSTRIES, INC.                         Exhibit 11.1
                                                                  Page 2 of 6
         PRIMARY EARNINGS PER SHARE COMPUTATION


                                                            Year ended
                                                         December 31, 1995
                                                         -----------------

Net loss applicable to common stock                       $(6,961,201)
                                                           ==========

Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                   13,223,445
                                                           ==========

Loss per share                                                  $(.53)
                                                                =====



               LSB INDUSTRIES, INC.                               Exhibit 11.1
                                                                  Page 3 of 6
       FULLY DILUTED EARNINGS PER SHARE COMPUTATION

                                                            1995 quarter ended
                                               ----------------------------------------------
                                               March 31      June 30     Sept. 30     Dec. 31
                                               --------      -------     --------     -------

Shares for fully diluted earnings
  per share:
  Weighted average shares outstanding
    for primary earnings per share            13,046,796   12,996,428   12,940,607   12,917,021
  Shares issuable upon exercise of
    options and warrants                         823,140      817,448            -            -
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on ending market price for
    the quarter if greater than the
    average)                                    (300,737)    (380,135)           -            -
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above
    on actual conversion                               -       63,520            -            -
  Common shares issuable upon conversion
    of convertible note payable                    4,000        4,000            -            -
  Common shares issuable upon conversion
    of convertible preferred stock,
    if dilutive, from date of issue:
      Series B                                         -            -            -            -
      Series 2                                         -            -            -            -
                                              ----------   ----------   ----------   ----------
                                              13,573,199   13,501,261   12,940,607   12,917,021
                                              ==========   ==========   ==========   ==========
Earnings (loss) for fully diluted
  earnings (loss) per share:
    Net earnings (loss)                      $ 1,448,092  $ 1,502,431  $(1,800,236) $(4,881,860)
    Interest on convertible note                     180          180            -            -
    Dividends on cumulative convertible
      preferred stocks:
        Series B                                 (75,880)     (60,000)     (60,000)     (60,000)
        Series 2 Class C                        (743,437)    (743,437)    (743,437)    (743,437)
                                              ----------   ----------   ----------   ----------
  Earnings (loss) applicable to
    common Stock                             $   628,955  $   699,174  $(2,603,673) $(5,685,297)
                                              ==========   ==========  ==========    ==========

  Earnings (loss) per share                        $ .05        $ .05        $(.20)       $(.44)
                                                   =====        =====        =====        =====

                                                           Year ended
                                                         December 31, 1995
                                                         -----------------

Net loss applicable to common stock                       $(6,960,841)
                                                           ==========

Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                   13,233,022
                                                           ==========

Loss per share                                                $(.53)
                                                              =====


          LSB INDUSTRIES, INC.                                      Exhibit 11.1
                                                                    Page 4 of 6
       PRIMARY EARNINGS PER SHARE COMPUTATION

                                                             1994 quarter ended
                                               --------------------------------------------------
                                               March 31      June 30       Sept. 30       Dec. 31
                                               --------      -------       --------       -------

Shares for primary earnings per share:
  Weighted average shares:
    Common shares outstanding from
      beginning of period                     13,673,971    13,659,691    13,555,191    13,214,701
    Common shares issued on conversion
     of redeemable preferred stock;
     calculated on weighted average
     basis                                           360             -           180           260
    Common shares issued upon exercise
     of employee or director stock
     options; calculated on weighted
     average basis                                 6,833        24,846         2,549           283
    Purchases of treasury stock;
     calculated on weighted average
     basis                                       (20,000)      (29,176)     (102,599)     (118,796)
                                              ----------    ----------    ----------    ----------
                                              13,661,164    13,655,361    13,455,321    13,096,448
Common Stock equivalents:
  Shares issuable upon exercise of
    options and warrants (including
    the weighted average for shares
    subject to options and warrants
    granted during the period)                  934,807       877,794              -             -
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on average market price for
    the period)                                (247,510)     (238,754)             -             -
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above
    on actual conversion                         65,120        64,760              -             -
                                             ----------    ----------     ----------    ----------
                                                752,417       703,800              -             -
                                             ----------    ----------     ----------    ----------
                                             14,413,581    14,359,161     13,455,321    13,096,448
                                             ==========    ==========     ==========    ==========

Earnings (loss) for primary
  earnings (loss) per share:
    Net earnings (loss)                     $ 2,203,665   $27,254,968    $  (912,514)  $(4,078,630)
    Dividends on cumulative convertible
      preferred stocks:
        Series B                                (76,145)      (60,000)       (60,000)      (60,000)
        Series 2 Class C                       (747,500)     (747,500)      (745,469)     (738,531)
                                             ----------    ----------     ----------    ----------

  Earnings (loss) applicable
   to common stock                          $ 1,380,020   $26,447,468    $(1,717,983)  $(4,877,161)
                                             ==========    ==========     ==========    ==========

  Earnings (loss) per share                       $ .10         $1.84          $(.13)        $(.37)
                                                  =====         =====          =====         =====


                    LSB INDUSTRIES, INC.                           Exhibit 11.1
                                                                   Page 5 of 6
         PRIMARY EARNINGS PER SHARE COMPUTATION


                                                           Year ended
                                                         December 31, 1994
                                                         -----------------

Net earnings applicable to common stock                      $21,232,344
                                                              ==========

Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                      13,831,128
                                                              ==========

Earnings per share                                                 $1.54
                                                                   =====


          LSB INDUSTRIES, INC.                                     Exhibit 11.1
                                                                   Page 6 of 6
       FULLY DILUTED EARNINGS PER SHARE COMPUTATION

                                                        1994 quarter ended
                                               -----------------------------------------------------
                                               March 31       June 30        Sept. 30        Dec. 31
                                               --------       -------        --------        -------

Shares for fully diluted earnings
  per share:
  Weighted average shares outstanding
    for primary earnings per share           13,661,164      13,655,361     13,455,321     13,096,448
  Shares issuable upon exercise of
    options and warrants                        934,807         877,794              -              -
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on ending market price for
    the quarter if greater than the
    average)                                   (247,510)       (238,754)             -              -
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above
    on actual conversion                         65,120          64,760              -              -
  Common shares issuable upon conversion
    of convertible note payable                   4,000           4,000              -              -
  Common shares issuable upon conversion
    of convertible preferred stock,
    if dilutive, from date of issue:
      Series B                                  666,666         666,666              -              -
      Series 2                                        -       3,956,000              -              -
                                             ----------      ----------     ----------     ----------
                                             15,084,247      18,985,827     13,455,321     13,096,448
                                             ==========      ==========     ==========     ==========
Earnings (loss) for fully diluted
  earnings (loss) per share:
    Net earnings (loss)                     $ 2,203,665     $27,254,968    $  (912,514)   $(4,078,630)
    Interest on convertible note                    180             180              -              -
    Dividends on cumulative convertible
      preferred stocks:
        Series B                                      -               -        (60,000)       (60,000)
        Series 2 Class C                       (747,500)              -       (745,469)      (738,531)
                                             ----------      ----------     ----------     ----------
  Earnings (loss) applicable to
   common Stock                             $ 1,456,345     $27,255,148    $(1,717,983)   $(4,877,161)
                                             ==========      ==========     ==========     ==========

   Earnings (loss) per share                      $ .10           $1.44          $(.13)         $(.37)
                                                  =====           =====          =====          =====


                                                            Year ended
                                                         December 31, 1994
                                                         -----------------

Net earnings applicable to common stock                     $22,116,349
                                                             ==========
Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                     15,155,461
                                                             ==========

Earnings per share                                                $1.46
                                                                  =====
sec/10k/tk94x11.wpe